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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): September 1, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
              (ON BEHALF OF PUBLIC STEERS SERIES 1999 REN-C1 TRUST)
             (Exact name of registrant as specified in its charter)

           DELAWARE             001-15485                    13-3891329
       (State or other        (Commission                (I. R. S. Employer
       jurisdiction of         File Number)              identification No.)
        incorporation)

    WORLD FINANCIAL CENTER,                                     10080
      NEW YORK, NEW YORK                                     (Zip Code)
     (Address of principal
      executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                      INFORMATION TO BE INCLUDED IN REPORT

SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

                  Not applicable.

SECTION 2.        FINANCIAL INFORMATION

                  Not applicable.

SECTION 3.        SECURITIES AND TRADING MARKETS

                  Not applicable.

SECTION 4.        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                  Not applicable.

SECTION 5.        CORPORATE GOVERNANCE AND MANAGEMENT

                  Not applicable.

SECTION 6.        ASSET-BACKED SECURITIES

                  Not applicable.

SECTION 7.        REGULATION FD

                  Not applicable.

SECTION 8.                 OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

                  99.1.    Distribution to holders of the PublicSTEERS
                           Trust Series 1999 REN-C1 Certificates on September 1, 2006.

                           For information with respect to the underlying
                  securities held by Public STEERS Trust Series REN-C1, please refer to RenaissanceRe Holdings Ltd.'s (Commission file number 001-14428) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C.
                  20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
                  You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor and the underlying securities issuer has filed electronically with the SEC.
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                           Although we have no reason to believe the information
                  concerning the underlying securities, the junior subordinated debentures, the underlying securities issuer or the underlying securities guarantor contained in the prospectus related to the underlying securities or in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the junior subordinated debentures has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities or the junior subordinated debentures or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the junior subordinated debentures, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



SECTION 9.                 FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of business acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Shell company transactions.

                           Not applicable.

                  (c)      Exhibits.

                             99.1.  Trustee's report in respect of
                                    the September 1, 2006 distribution to
                                    holders of the Public STEERS Trust Series
                                    1999 REN-C1 Certificates.

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                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                     MERRILL LYNCH DEPOSITOR, INC.

         Date:  September 12, 2006   By:  /s/ Michael Vasseghi
                                          ------------------------------
                                          Name:  Michael Vasseghi
                                          Title: President

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                                            EXHIBIT INDEX


        99.1. Trustee's report in respect of the September 1, 2006 distribution to holders of the Public STEERS Trust Series 1999 REN-C1 Certificates.